UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

NEXSCIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-274532	92-2915192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification ID No.)

2029 Century Park East, Suite 400

Los Angeles, CA 90067

(Address of principal executive offices)

(310) 494-6620

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K (this "Amendment") amends the Current Report on Form 8-K of Nexscient, Inc. (the "Company") filed with the Securities and Exchange Commission on April 1, 2026 (the "Original 8-K"). The Company is filing this Amendment solely to provide the pro forma financial information required by Item 9.01(b) of Form 8-K, which was not included in the Original 8-K. Except as set forth herein, this Amendment does not amend or update any other information set forth in the Original 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets

The disclosure provided in Item 8.01 of the Original 8-K is hereby incorporated by reference into this Item 2.01.

On April 1, 2026, the Company completed the acquisition (the "Closing") of 100% of the issued and outstanding equity interests of Crestview BPO Pte. Ltd. ("Crestview"), which owns 100% of Flipside Digital Content Company, Inc. ("Flipside AI"), pursuant to the Stock Purchase Agreement dated January 13, 2026, as amended on March 30, 2026 (the "Purchase Agreement"), by and among the Company, Arcadia Data Pte. Ltd. ("Arcadia"), Crestview, Flipside AI, and the selling shareholders named therein.

The aggregate consideration paid at Closing was $2,609,694, as adjusted by customary working capital and indebtedness adjustments, consisting of:

•	$600,000 in cash;
•

A $450,000 seller convertible promissory note, recorded at its present value of $379,694, convertible into the Company's common stock ($0.001 par value per share) at a conversion price of $0.75 per share, with scheduled maturities over three years; and

•	6,520,000 restricted shares of Nexscient common stock, valued at $1,630,000.

In addition, the Company issued 326,000 restricted shares of Nexscient common stock, valued at $81,500, as a business broker fee in connection with the Acquisition. These shares were recorded as a transaction cost and are not included in the aggregate consideration described above.

Flipside AI is a production-grade data engineering company serving global automotive OEMs, Tier-1 suppliers, autonomous vehicle programs, robotics developers, and satellite intelligence platforms. Following the Closing, Flipside AI operates as a wholly owned subsidiary of Crestview, which is itself a wholly owned subsidiary of the Company. Anthony De Luna, the founder and Chief Executive Officer of Flipside AI, was appointed as a director and Chief Technology Officer of the Company concurrently with the Closing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement, a copy of which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 14, 2026, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Audited Financial Statements of Flipside Digital Content Company as of 2025 and 2024
99.2	Unaudited Pro Forma Combined Financial Information as of March 31, 2026
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSCIENT, INC.

Date: August 20, 2026	By:	/s/ Fred E. Tannous
Fred E. Tannous
President & Chief Executive Officer

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